SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 26, 2010

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On July 26, 2010, Winthrop Realty Trust issued a press release relating to the consummation of two transactions specified in the press release.  A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(c) 99.1	Exhibits Press Release dated July 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of July, 2010.

WINTHROP REALTY TRUST

By:	/s/ Carolyn Tiffany
Carolyn Tiffany
President